UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 2004


                                SPAR Group, Inc.

               (Exact Name of Registrant as Specified in Charter)

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          Delaware                   0-27824                     33-0684451
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(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)             File No.)                Identification No.)
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580 White Plains Road, Tarrytown, New York                                 10591
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100







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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events and Required FD Disclosure.
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         On May 18,  2004,  the Board of  Directors  of SPAR  Group,  Inc.  (the
"Registrant"), adopted each of (i) the Amended and Restated By-Laws of SPAR Group, Inc., attached to this Current Report on Form 8-K as Exhibit 3.1; (ii) the Amended and Restated Charter of the Audit Committee of the Board of Directors of the Registrant, attached to this Current Report on Form 8-K as
Exhibit 3.2; (iii) the Charter of the Compensation Committee of the Board of Directors of the Registrant, attached to this Current Report on Form 8-K as
Exhibit 3.3; (iv) the Charter of the Governance Committee of the Board of Directors of the Registrant, attached to this Current Report on Form 8-K as
Exhibit 3.4; (v) the SPAR Group, Inc. Statement of Policy Respecting Stockholder Communications with Directors, attached to this Current Report on Form 8-K as
Exhibit 3.5; and (vi) the SPAR Group, Inc. Statement of Policy Regarding Director Qualifications and Nominations, attached to this Current Report on Form 8-K as Exhibit 3.6.

         The information in this Report, including the exhibits, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.





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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 SPAR Group, Inc.


Date:    May 27, 2004                       By:  /s/ Charles Cimitile
                                                 -------------------------------
                                                 Charles Cimitile
                                                 Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description

3.1          The Amended and Restated By-Laws of SPAR Group, Inc., adopted on
             May 18, 2004.

3.2 The Amended and Restated Charter of the Audit Committee of the Board of Directors of SPAR Group, Inc., adopted on May 18, 2004.

3.3 The Charter of the Compensation Committee of the Board of Directors of SPAR Group, Inc., adopted on May 18, 2004.

3.4 The Charter of the Governance Committee of the Board of Directors of SPAR Group, Inc., adopted on May 18, 2004.

3.5 SPAR Group Inc. Statement of Policy Respecting Stockholder Communications with Directors, adopted on May 18, 2004.

3.6 SPAR Group Inc. Statement of Policy Regarding Director Qualifications and Nominations, adopted on May 18, 2004.